THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                         SEGMENT DATA
                                                         ------------
                                                          (UNAUDITED)
                                                           ---------



                                           Three Months Ended              % Change From          Twelve Months Ended      % Change
                             ----------------------------------------- ----------------------  --------------------------  --------
                             November 30,   November 30,    August 31, November 30, August 31, November 30,   November 30,
                                 2002          2001           2002         2001       2002        2002            2001
                             -----------    -----------    ----------- -----------  ---------  -----------    -----------
                                             (In thousands)                                          (In thousands)
NET REVENUES

Capital Markets
   Institutional Equities    $   282,411    $   227,748    $   288,609      24.0%      (2.1%)  $ 1,117,762    $ 1,131,124     (1.2%)
   Fixed Income                  463,908        331,231        407,333      40.1%      13.9%     1,938,045      1,602,034     21.0%
   Investment Banking             93,309        231,805        163,583     (59.7%)    (43.0%)      883,717        752,473     17.4%
                             -----------    -----------    -----------                         -----------    -----------
 Total Capital Markets           839,628        790,784        859,525       6.2%      (2.3%)    3,939,524      3,485,631     13.0%

Global Clearing Services         180,293        187,297        191,506      (3.7%)     (5.9%)      778,087        810,601     (4.0%)
Wealth Management                124,462        136,963        124,037      (9.1%)      0.3%       498,411        543,495     (8.3%)
Other (a)                        (17,375)         4,788        (20,684)   (462.9%)     16.0%       (87,786)        67,308   (230.4%)
                             -----------    -----------    -----------                         -----------    -----------
       Total net revenues    $ 1,127,008    $ 1,119,832    $ 1,154,384       0.6%      (2.4%)  $ 5,128,236    $ 4,907,035      4.5%
                             ===========    ===========    ===========                         ===========    ===========


PRE-TAX INCOME

Capital Markets              $   251,460    $   206,465    $   257,716      21.8%      (2.4%)  $ 1,343,912    $   867,166     55.0%
Global Clearing Services          55,590         61,511         66,637      (9.6%)    (16.6%)      265,327        249,754      6.2%
Wealth Management                  4,357         10,151         (3,202)    (57.1%)    236.1%        11,616         40,314    (71.2%)
Other (a)                        (38,627)       (68,162)       (75,947)     43.3%      49.1%      (309,892)      (222,790)   (39.1%)
                             -----------    -----------    -----------                         -----------    -----------
       Total pre-tax income  $   272,780    $   209,965    $   245,204      29.9%      11.2%   $ 1,310,963    $   934,444     40.3%
                             ===========    ===========    ===========                         ===========    ===========



(a) Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------



                                                                               Three Months Ended               % Change From
                                                                 ------------------------------------------ -----------------------
                                                                  November 30,   November 30,   August 31,  November 30,  August 31,
                                                                     2002            2001         2002          2001        2002
                                                                 ------------   ------------   ------------  ----------   ---------
(In thousands, except share and per share data)
REVENUES
    Commissions                                                  $    276,048   $    276,605   $    297,191      (0.2%)     (7.1%)
    Principal transactions                                            614,366        419,501        556,892      46.5%      10.3%
    Investment banking                                                 81,236        240,396        136,532     (66.2%)    (40.5%)
    Interest and dividends                                            505,351        803,094        543,653     (37.1%)     (7.0%)
    Other income                                                       43,870         74,074         47,129     (40.8%)     (6.9%)
                                                                 ------------   ------------   ------------
       Total revenues                                               1,520,871      1,813,670      1,581,397     (16.1%)     (3.8%)
    Interest expense                                                  393,863        693,838        427,013     (43.2%)     (7.8%)
                                                                 ------------   ------------   ------------
       Revenues, net of interest expense                            1,127,008      1,119,832      1,154,384       0.6%      (2.4%)
                                                                 ------------   ------------   ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                                565,370        523,052        595,616       8.1%      (5.1%)
    Floor brokerage, exchange and clearance fees                       52,435         42,925         56,644      22.2%      (7.4%)
    Communications and technology                                      94,029        111,917         90,736     (16.0%)      3.6%
    Occupancy                                                          35,612         37,587         35,476      (5.3%)      0.4%
    Advertising and market development                                 22,633         25,690         26,628     (11.9%)    (15.0%)
    Professional fees                                                  37,454         42,522         29,878     (11.9%)     25.4%
    Other expenses                                                     46,695        126,174         74,202     (63.0%)    (37.1%)
                                                                 ------------   ------------   ------------
       Total non-interest expenses                                    854,228        909,867        909,180      (6.1%)     (6.0%)
                                                                 ------------   ------------   ------------
    Income before provision for income taxes                          272,780        209,965        245,204      29.9%      11.2%
    Provision for income taxes                                         82,231         55,019         80,786      49.5%       1.8%
                                                                 ------------   ------------   ------------
    Net income                                                   $    190,549   $    154,946   $    164,418      23.0%      15.9%
                                                                 ============   ============   ============
    Net income applicable to common shares                       $    182,359   $    145,168   $    156,094      25.6%      16.8%
                                                                 ============   ============   ============
    Adjusted net income used for diluted earnings per share (1)  $    195,268   $    157,118   $    178,994      24.3%       9.1%
                                                                 ============   ============   ============
    Basic earnings per share                                     $       1.48   $       1.14   $       1.32      29.8%      12.1%
                                                                 ============   ============   ============
    Diluted earnings per share                                   $       1.36   $       1.08   $       1.23      25.9%      10.6%
                                                                 ============   ============   ============
    Weighted average common and common equivalent shares
       outstanding:
            Basic                                                 130,133,459    136,671,817    132,436,184
                                                                 ============   ============   ============
            Diluted                                               143,798,762    145,040,061    145,895,494
                                                                 ============   ============   ============
    Cash dividends declared per common share                     $       0.17   $       0.15   $       0.15
                                                                 ============   ============   ============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

                                                THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                              Twelve Months Ended            % Change
                                                                         -----------------------------       ---------
                                                                          November 30,    November 30,
                                                                              2002            2001
                                                                         ------------    -------------
(In thousands, except share and per share data)
REVENUES
    Commissions                                                          $  1,110,974    $   1,116,731         (0.5%)
    Principal transactions                                                  2,537,799        2,282,797         11.2%
    Investment banking                                                        833,480          772,125          7.9%
    Interest and dividends                                                  2,232,159        4,339,298        (48.6%)
    Other income                                                              176,404          190,082         (7.2%)
                                                                         ------------    -------------
       Total revenues                                                       6,890,816        8,701,033        (20.8%)
    Interest expense                                                        1,762,580        3,793,998        (53.5%)
                                                                         ------------    -------------
       Revenues, net of interest expense                                    5,128,236        4,907,035          4.5%
                                                                         ------------    -------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                                      2,508,197        2,528,852         (0.8%)
    Floor brokerage, exchange and clearance fees                              197,266          161,363         22.2%
    Communications and technology                                             382,857          453,261        (15.5%)
    Occupancy                                                                 152,523          146,620          4.0%
    Advertising and market development                                        102,984          126,669        (18.7%)
    Professional fees                                                         132,927          175,249        (24.1%)
    Other expenses                                                            340,519          380,577        (10.5%)
                                                                         ------------    -------------
       Total non-interest expenses                                          3,817,273        3,972,591         (3.9%)
                                                                         ------------    -------------
    Income before provision for income taxes and cumulative
       effect of change in accounting principle                             1,310,963          934,444         40.3%
    Provision for income taxes                                                432,618          309,479         39.8%
                                                                         ------------    -------------
    Income before cumulative effect of change in accounting principle         878,345          624,965         40.5%
    Cumulative effect of change in accounting principle, net of tax              --             (6,273)         --
                                                                         ------------    -------------
    Net income                                                           $    878,345    $     618,692         42.0%
                                                                         ============    =============
    Net income applicable to common shares                               $    842,739    $     579,579         45.4%
                                                                         ============    =============
    Adjusted net income used for diluted earnings per share (1)          $    946,535    $     649,573         45.7%
                                                                         ============    =============
    Basic earnings per share                                             $       7.00    $        4.49 (2)     55.9%
                                                                         ============    =============
    Diluted earnings per share                                           $       6.47    $        4.27 (2)     51.5%
                                                                         ============    =============
    Weighted average common and common equivalent shares outstanding:
            Basic                                                         132,798,359      142,643,018
                                                                         ============    =============
            Diluted                                                       146,346,111      152,216,936
                                                                         ============    =============
    Cash dividends declared per common share                             $       0.62    $        0.60
                                                                         ============    =============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) Amount reflects earnings per share after the cumulative effect of a change in accounting principle. Basic earnings per share and diluted earnings per share before the cumulative effect of a change in accounting principle were $4.53 and $4.31, respectively.

                                                 THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                 SELECTED FINANCIAL INFORMATION
                                                 ------------------------------
                                                          (UNAUDITED)
                                                          -----------


                                                                                                          Three
                                                                           Twelve Months Ended        Months Ended
                                                                    -----------------------------     ------------
                                                                     November 30,    November 30,     November 30,
                                                                        2002             2001             2002
                                                                    ------------     ------------     ------------
                                                                (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                   $  5,128,236     $  4,907,035     $  1,127,008
Net income                                                          $    878,345     $    618,692     $    190,549
Net income applicable to common shares                              $    842,739     $    579,579     $    182,359
Adjusted net income used for diluted earnings per share (1)         $    946,535     $    649,573     $    195,268
Earnings per common share:
     Basic                                                          $       7.00     $   4.49 (2)     $       1.48
     Diluted                                                        $       6.47     $   4.27 (2)     $       1.36

Financial Ratios
----------------
Return on average common equity (annualized for quarters)                   18.1%            13.7%            14.5%
Adjusted pre-tax profit margin (3)                                          28.6%            21.5%            26.2%
Pre-tax profit margin (4)                                                   25.6%            19.0%            24.2%
After-tax profit margin (5)                                                 17.1%            12.6%            16.9%
Compensation & benefits / Revenues, net of interest expense                 48.9%            51.5%            50.2%

Balance Sheet
-------------
Stockholders' equity, at period end                                 $  6,382,083     $  5,628,527     $  6,382,083
Total stockholders' equity and trust issued preferred securities,
     at period end                                                  $  6,944,583     $  6,391,027     $  6,944,583
Total capital, at period end                                        $ 30,625,982     $ 29,820,081     $ 30,625,982
Book value per common share, at period end                          $      39.94     $      33.84     $      39.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                 $     36,700     $     34,300     $     36,700
Margin debt balances, average for period                            $     34,100     $     39,300     $     31,700
Customer short balances, at period end                              $     58,800     $     55,000     $     58,800
Customer short balances, average for period                         $     54,600     $     56,900     $     53,500
Stock borrowed, at period end                                       $     46,200     $     41,200     $     46,200
Stock borrowed, average for period                                  $     44,100     $     46,900     $     43,400
Free credit balances, at period end                                 $     17,100     $     18,100     $     17,100
Free credit balances, average for period                            $     19,300     $     18,700     $     19,800
Assets under management, at period end                              $     24,000     $     24,200     $     24,000
Employees, at period end                                                  10,574           10,452           10,574
Common shares and common share equivalents outstanding,
     at period end (6)                                               145,591,496      146,465,210      145,591,496
Weighted average common and common equivalent shares outstanding:
     Basic                                                           132,798,359      142,643,018      130,133,459
     Diluted                                                         146,346,111      152,216,936      143,798,762



                                                                                   Three Months Ended
                                                                    ----------------------------------------------
                                                                     August 31,         May 31,       February 28,
                                                                        2002             2002             2002
                                                                    ------------     ------------     ------------
                                                              (In thousands, except per share amounts and Other Data)

Income Statement
----------------
Revenues, net of interest expense                                   $  1,154,384     $  1,607,666     $  1,239,178
Net income                                                          $    164,418     $    342,852     $    180,526
Net income applicable to common shares                              $    156,094     $    333,538     $    170,748
Adjusted net income used for diluted earnings per share (1)         $    178,994     $    381,533     $    190,739
Earnings per common share:
     Basic                                                          $       1.32     $       2.80     $       1.39
     Diluted                                                        $       1.23     $       2.59     $       1.29

Financial Ratios
----------------
Return on average common equity (annualized for quarters)                   13.3%            29.5%            15.2%
Adjusted pre-tax profit margin (3)                                          24.0%            36.3%            24.9%
Pre-tax profit margin (4)                                                   21.2%            32.3%            22.1%
After-tax profit margin (5)                                                 14.2%            21.3%            14.6%
Compensation & benefits / Revenues, net of interest expense                 51.6%            44.4%            51.1%

Balance Sheet
-------------
Stockholders' equity, at period end                                 $  5,954,431     $  5,963,258     $  5,760,905
Total stockholders' equity and trust issued preferred securities,
     at period end                                                  $  6,516,931     $  6,525,758     $  6,323,405
Total capital, at period end                                        $ 29,567,725     $ 31,038,949     $ 31,063,625
Book value per common share, at period end                          $      38.10     $      37.16     $      34.95

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                 $     32,500     $     36,700     $     34,600
Margin debt balances, average for period                            $     33,700     $     35,900     $     35,100
Customer short balances, at period end                              $     52,600     $     55,800     $     54,500
Customer short balances, average for period                         $     52,100     $     56,900     $     55,900
Stock borrowed, at period end                                       $     40,600     $     43,300     $     39,800
Stock borrowed, average for period                                  $     41,900     $     45,400     $     45,600
Free credit balances, at period end                                 $     18,300     $     16,600     $     17,900
Free credit balances, average for period                            $     19,400     $     18,500     $     19,600
Assets under management, at period end                              $     23,200     $     24,800     $     25,800
Employees, at period end                                                  10,493           10,426           10,341
Common shares and common share equivalents outstanding,
     at period end (6)                                               146,478,611      146,873,990      147,040,102
Weighted average common and common equivalent shares outstanding:
     Basic                                                           132,436,184      133,772,110      134,793,949
     Diluted                                                         145,895,494      147,592,256      148,115,050





                                                                                              Three Months Ended
                                                                    ---------------------------------------------------------------
                                                                     November 30,      August 31,        May 25,        February 23,
                                                                        2001             2001             2001              2001
                                                                    ------------     ------------     ------------     ------------
                                                                         (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                   $  1,119,832     $  1,204,758     $  1,368,658     $  1,213,787
Net income                                                          $    154,946     $    134,572     $    169,493     $    159,681
Net income applicable to common shares                              $    145,168     $    124,794     $    159,715     $    149,903
Adjusted net income used for diluted earnings per share (1)         $    157,118     $    141,866     $    183,046     $    167,544
Earnings per common share:
     Basic                                                          $       1.14     $       1.00     $       1.23     $   1.11 (2)
     Diluted                                                        $       1.08     $       0.95     $       1.18     $   1.06 (2)

Financial Ratios
----------------
Return on average common equity (annualized for quarters)                   13.9%            12.2%            15.0%            13.6%
Adjusted pre-tax profit margin (3)                                          20.6%            19.5%            22.5%            23.4%
Pre-tax profit margin (4)                                                   18.7%            17.0%            19.5%            20.8%
After-tax profit margin (5)                                                 13.8%            11.2%            12.4%            13.2%
Compensation & benefits / Revenues, net of interest expense                 46.7%            52.7%            53.7%            52.3%

Balance Sheet
-------------
Stockholders' equity, at period end                                 $  5,628,527     $  5,148,394     $  5,534,723     $  5,621,405
Total stockholders' equity and trust issued preferred securities,
     at period end                                                  $  6,391,027     $  5,910,894     $  6,297,223     $  6,121,405
Total capital, at period end                                        $ 29,820,081     $ 28,655,969     $ 27,566,286     $ 25,768,270
Book value per common share, at period end                          $      33.84     $      32.34     $      32.57     $      31.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                 $     34,300     $     34,600     $     42,200     $     37,600
Margin debt balances, average for period                            $     32,500     $     38,300     $     37,800     $     42,000
Customer short balances, at period end                              $     55,000     $     53,000     $     61,400     $     53,800
Customer short balances, average for period                         $     51,400     $     56,200     $     55,500     $     59,100
Stock borrowed, at period end                                       $     41,200     $     41,800     $     46,900     $     41,400
Stock borrowed, average for period                                  $     43,500     $     46,100     $     45,400     $     49,300
Free credit balances, at period end                                 $     18,100     $     20,300     $     15,900     $     17,300
Free credit balances, average for period                            $     21,400     $     19,700     $     17,900     $     18,300
Assets under management, at period end                              $     24,200     $     23,500     $     22,600     $     21,500
Employees, at period end                                                  10,452           11,147           10,855           11,298
Common shares and common share equivalents outstanding,
     at period end (6)                                                146,465,210      149,669,365      156,485,942      159,125,959
Weighted average common and common equivalent shares outstanding:
     Basic                                                            136,671,817      140,331,572      145,455,590      149,080,028
     Diluted                                                          145,040,061      149,056,301      154,825,604      158,617,123




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and a gain on the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) After the cumulative effect of a change in accounting principle.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.
(6) Represents shares used to calculate book value per common share.